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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Cerprobe Corporation:

     We consent to the use of our reports included and incorporated herein by reference and to the reference to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                                           KMPG Peat Marwick LLP

Phoenix, Arizona
August 27, 1997